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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 31, 2003


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                            COMMERCIAL METALS COMPANY
             (Exact name of registrant as specified in its charter)


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

               DELAWARE                                 1-4304                              75-0725338
    (State or other jurisdiction of            (Commission File Number)                  (I.R.S. Employer
            incorporation)                                                             Identification No.)

        6565 N. MACARTHUR BLVD.                                                               75039
             IRVING, TEXAS                                                                  (Zip Code)
         (Address of principal
          executive offices)
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       Registrant's telephone number, including area code: (214) 689-4300


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ITEM 5. OTHER EVENTS.

         On October 31, 2003, Commercial Metals Company announced that it is commencing a cash tender offer for up to $100 million in principal amount of its outstanding 7.20% Notes due 2005. A copy of the press release is attached as
Exhibit 99.1 to this report and is incorporated herein by reference under Item
5.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  99.1     Press Release dated October 31, 2003.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               COMMERCIAL METALS COMPANY


                               By:    /s/ William B. Larson
                                      ------------------------------------------
                               Name:  William B. Larson
                               Title: Vice President and Chief Financial Officer

Date: October 31, 2003


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                                  EXHIBIT INDEX

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Exhibit No.                Description of Exhibit
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

99.1                       Press Release dated October 31, 2003.
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